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                                                                   EXHIBIT 10.38

                            CHANGE IN TERMS AGREEMENT

BORROWER(S):                            LENDER:
Schlotzskys Inc                         American Bank of Commerce
203 Colorado Street                     522 Congress Ave, Suite 100
Austin TX 78701                         Austin TX 78701

AGREEMENT DATE: 10/25/03
LOAN NUMBER: 403409
PRINCIPAL BALANCE: $150,000.00

DESCRIPTION OF EXISTING INDEBTEDNESS: A promissory note originally dated:
03/27/03 in the original amount of: $150,000.00 from Borrower to Lender.

DESCRIPTION OF COLLATERAL AS DESCRIBED IN RELATED SECURITY DOCUMENTS:

      AS STATED THEREIN

DESCRIPTION OF CHANGE IN TERMS:

      THE MATURITY DATE IS HEREBY EXTENDED TO DECEMBER 25, 2003 WHEN ALL OUTSTANDING PRINCIPAL & ACCRUED INTEREST WILL BE DUE & PAYABLE IN FULL.

      ALL OTHER TERMS & CONDITIONS WILL REMAIN THE SAME.

CONTINUING VALIDITY:

      CONTINUING VALIDITY: EXCEPT AS EXPRESSLY CHANGED BY THIS AGREEMENT, THE TERMS OF THE ORIGINAL OBLIGATION OR OBLIGATIONS, INCLUDING ALL AGREEMENTS EVIDENCED OR SECURING THE OBLIGATION(S), REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT. CONSENT BY LENDER TO THIS AGREEMENT DOES NOT WAIVE LENDER'S RIGHT TO STRICT PERFORMANCE OF THE OBLIGATION(S) AS CHANGED, NOR OBLIGATE LENDER TO MAKE ANY FUTURE CHANGE IN TERMS. NOTHING IN THIS AGREMENT WILL CONSITUTE A SATISFACTION OF THE OBLIGATION(S). IT IS THE INTENTION OF THE LENDER TO RETAIN AS LIABLE PARTIES ALL MAKERS AND ENDORSERS OF THE ORIGINAL OBLIGATION(S), INCLUDING ACCOMMODATION PARTIES, UNLESS A PARTY IS EXPRESSLY RELEASED BY LENDER IN WRITING. ANY MAKER OR ENDORSER, INCLUDING ACCOMMODATION MAKERS, WILL NOT BE RELEASED BY VIRTURE OF THIS AGREEMENT. IF ANY PERSON WHO SIGNED THE ORIGINAL OBLIGATION DOES NOT SIGN THIS AGREEMENT BELOW, THEN ALL PERSONS SIGNING BELOW ACKNOWLEDGE THAT THIS AGREEMENT IS GIVEN CONDITIONALLY, BASED ON THE REPRESENTATION TO LENDER THAT THE NON-SIGNING PARTY CONSENTS TO THE CHANGES AND PROVISIONS OF THIS AGREEMENT OR OTHERWISE WILL NOT BE RELEASED BY IT. THIS WAIVER APPLIES NOT ONLY TO ANY INITIAL EXTENSION, MODIFICATION OR RELEASE, BUT ALSO TO ALL SUCH SUBSEQUENT ACTIONS.

Schlotzskys Inc


    /S/  JEFFREY J. WOOLEY
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  JEFFREY J WOOLEY, SENIOR VICE PRESIDENT